                              AMENDMENT NO. 14 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                      METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of APRIL 1/ST/, 2012, as follows:

1. The attached Article V, Reinsurance Premiums amends and, as amended, restates Article V, Reinsurance Premiums. This restated Article V updates the Reinsurance Premium calculation for the Enhanced Death Benefit Guaranteed Minimum Death Benefits.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 14 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:     /s/ Roberto Baron
        ----------------------------------

Name:   Roberto Baron
        ----------------------------------

Title:  Vice President
        ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        ----------------------------------

Name:   Christopher Kremer
        ----------------------------------

Title:  Vice President and Actuary
        ----------------------------------

                                   ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $5,422,942.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. For Guaranteed Minimum Death Benefits other than Enhanced Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

F. For Enhanced Death Benefit Guaranteed Minimum Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate Death Benefit Base for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
-----------------------

G. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

H. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
-----------------------

I. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12/th/ basis.

GMAB Reinsurance Premium
------------------------

J. The Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12/th/ basis.

                              AMENDMENT NO. 15 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                      METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of JULY 1, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 15 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In witness whereof, the parties have caused this Amendment No. 15 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS  INSURANCE COMPANY

By:     /s/ Roberto Baron
        -------------------------------

Name:   Roberto Baron
        -------------------------------

Title:  Vice President
        -------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        -------------------------------

Name:   Christopher Kremer
        -------------------------------

Title:  Vice President and Actuary
        -------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April 1, 2001

C.   Reinsured Contracts:

          METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          L Class Contract (4-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup:
          Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)
          Enhanced Death Benefit - Form MLI-640-1 (4/08)
          Enhanced Death Benefit II - Endorsement MLI-RMD (7/10)-E

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 7018 (11/00)
          Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form MLI-560-4 (4/08)

          Guaranteed Minimum Income Benefit Plus III: Endorsement MLI-RMD
             (7/10)-E

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLI-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLI-690-4 (4/08) or MLI-690-5 (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.    GMDB PROGRAM

                                                                               REINSURANCE PREMIUM
         GMDB PROGRAM                         PRODUCTS COVERED                   (BASIS POINTS)
------------------------------   ------------------------------------------   --------------------
Principal Protection                            All Products                          9.00

Annual Step-up                          Plan Codes: BN2101, CS5101,                   10.00
                                      CS510R, FL3ED3, FL3EDB, FL3EDJ,
                                      FL3EDR, FL3ER3, LS4101, LS410R,
                                      ST1101, ST110R, ST110X, ST1AG3,
                                          ST1AGB, ST1AGR, ST1AGX,
                                      ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                          ST1EDR, ST1EDX, ST1ER3,
                                      ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                 and ST1NAV

Annual Step-up                                Other Plan Codes                        20.00

Greater of Annual Step-Up               Plan Codes: BN2101, CS5101,                   25.00
And 5% Rollup                         CS510R, FL3ED3, FL3EDB, FL3EDJ,
                                      FL3EDR, FL3ER3, LS4101, LS410R,
                                      ST1101, ST110R, ST110X, ST1AG3,
                                          ST1AGB, ST1AGR, ST1AGX,
                                      ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                          ST1EDR, ST1EDX, ST1ER3,
                                      ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                 and ST1NAV

Greater of Annual Step-Up                     Other Plan Codes                        35.00
and 5% Rollup

Earnings Preservation Benefit                   All Products                          25.00

Enhanced Death Benefit             All Products sold before May 4, 2009,             65.00*
                                               Issue Age 0-69

Enhanced Death Benefit              All Products sold on or after May 4,              75.00
                                            2009, Issue Age 0-69

Enhanced Death Benefit                 All Products sold on or before                85.00*
                                     February 20, 2009, Issue Age 70-75

Enhanced Death Benefit              All Products sold after February 20,             90.00*
                                     2009 and before May 4, 2009, Issue
                                                  Age 70-75

Enhanced Death Benefit              All Products sold on or after May 4,              95.00
                                            2009, Issue Age 70-75

Enhanced Death Benefit II               All Products, Issue Age 0-69                  60.00

Enhanced Death Benefit II               All Products, Issue Age 70-75                115.00

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLI-560-4), there will be a 5 bps reduction in the fee.

B.    INCOME PROGRAM

                                                                              REINSURANCE PREMIUM
       INCOME PROGRAM                         PRODUCTS COVERED                  (BASIS POINTS)
------------------------------   ------------------------------------------   --------------------
GMIB                                     All Products sold prior to                    35
                                             February 15, 2003

GMIB and GMIB II                     Plan codes BN2103, CS5103, CS51R3,                45
                                      LS4103, LS41R3, LS4104, LS41R4,
                                      ST1103, ST11R3, ST11X3, ST1AG4,
                                  ST1AR4, and ST1NA4 sold after April 30,
                                    2003 and before May 1, 2005 if GMDB
                                  program is Annual Step or Max of Annual
                                              Step and Rollup

GMIB and GMIB II                 All other Products sold after February 14,            50
                                  2003 and before May 1, 2005 and for All
                                     Products sold after April 30,2005

GMIB Plus I                      All Products sold after April 30, 2005 and            75
                                  before February 26, 2007, for which the
                                  contract's Income Base is not increased
                                   due to an Annual Step-Up on a contract
                                  anniversary occurring on July 1, 2012 or
                                                   later.

GMIB Plus I                      All Products sold after April 30, 2005 and            100
                                  before February 26, 2007, for which the
                                  contract's Income Base is increased due
                                     to an Annual Step-Up on a contract
                                  anniversary occurring on July 1, 2012 or
                                                   later.

GMIB Plus I and                  All Products sold on or after February 26,            80
GMIB Plus II                      2007 and on or before February 20, 2009,
                                  for which the contract's Income Base is
                                   not increased due to an Annual Step-Up
                                   on a contract anniversary occurring on
                                           July 1, 2012 or later.

GMIB Plus I and                  All Products sold on or after February 26,            120
GMIB Plus II                      2007 and on or before February 20, 2009,
                                  for which the contract's Income Base is
                                  increased due to an Annual Step-Up on a
                                 contract anniversary occurring on July 1,
                                               2012 or later.

GMIB Plus I and                  All Products sold on or after February 20,            100
GMIB Plus II                       2009 and before May 4, 2009, for which
                                     the contract's Income Base is not
                                  increased due to an Annual Step-Up on a
                                 contract anniversary occurring on July 1,
                                               2012 or later.

GMIB Plus I and                  All Products sold on or after February 20,            120
GMIB Plus II                       2009 and before May 4, 2009, for which
                                  the contract's Income Base is increased
                                   due to an Annual Step-Up on a contract
                                  anniversary occurring on July 1, 2012 or
                                                   later.

GMIB Plus II and                 All Products sold on or after May 4, 2009.            100
GMIB Plus III

C.    WITHDRAWAL PROGRAM


                                                                               REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                      PRODUCTS COVERED                   (BASIS POINTS)
------------------------------   ------------------------------------------   --------------------
Guaranteed Withdrawal Benefit             All Products sold before                     50
                                               July 16, 2007

Guaranteed Withdrawal Benefit          All Products sold on or after                   55
                                               July 16, 2007

Principal Guarantee Value                 All Applicable Products                      25

Lifetime GWB - Single Life                All Products, for which                      50
Version                                  the contract's GWB Benefit
                                        Base is not increased due to
                                           an Annual Step-Up on a
                                       contract anniversary occurring
                                         on July 1, 2012 or later.

Lifetime GWB - Single Life                All Products, for which                      80
Version                                  the contract's GWB Benefit
                                        Base is increased due to an
                                        Annual Step-Up on a contract
                                      anniversary occurring on July 1,
                                               2012 or later.

Lifetime GWB - Joint Life                  All Products, for which                      70
Version                                  the contract's GWB Benefit
                                        Base is not increased due to
                                           an Annual Step-Up on a
                                       contract anniversary occurring
                                         on July 1, 2012 or later.

                                          All Products, for which                      105
                                         the contract's GWB Benefit
Lifetime GWB - Joint Life               Base is increased due to an
Version                                 Annual Step-Up on a contract
                                      anniversary occurring on July 1,
                                               2012 or later.

Lifetime GWB (2008 Version) -          All Products sold on or before                 65.00
Single Life Version                     February 20, 2009, for which
                                         the contract's GWB Benefit
                                        Base is not increased due to
                                           an Annual Step-Up on a
                                       contract anniversary occurring
                                         on July 1, 2012 or later.

Lifetime GWB (2008 Version) -          All Products sold on or before                 95.00
Single Life Version                     February 20, 2009, for which
                                         the contract's GWB Benefit
                                         Base is increased due to an
                                        Annual Step-Up on a contract
                                      anniversary occurring on July 1,
                                               2012 or later.

Lifetime GWB (2008 Version) -          All Products sold on or before                 85.00
Joint Life Version                      February 20, 2009, for which
                                         the contract's GWB Benefit
                                        Base is not increased due to
                                           an Annual Step-Up on a
                                       contract anniversary occurring
                                         on July 1, 2012 or later.

Lifetime GWB (2008 Version) -          All Products sold on or before                120.00
Joint Life Version                      February 20, 2009, for which
                                         the contract's GWB Benefit
                                        Base is increased due to an
                                        Annual Step-Up on a contract
                                      anniversary occurring on July 1,
                                               2012 or later.

Lifetime GWB (2008 Version) -             All Products sold after                    125.00
Single Life Version                          February 20, 2009

Lifetime GWB (2008 Version) -             All Products sold after                    150.00
Joint Life Version                           February 20, 2009

D.    ACCUMULATION PROGRAM

                                                                              REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                     PRODUCTS COVERED                  (BASIS POINTS)
------------------------------   ------------------------------------------   --------------------
Guaranteed Accumulation                      All Other Products                       75.00
Benefit